UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2013 (August 8, 2013)

QEP Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36047	80-0918184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 500

Denver, Colorado 80265

(Address of principal executive office) (Zip Code)

(303) 672-6900

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 8, 2013, QEP Midstream Partners, LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Partnership, QEP Midstream Partners GP, LLC (the “General Partner”), QEP Midstream Partners Operating, LLC (the “Operating Company”), QEP Resources, Inc. (“QEP”), QEP Field Services Company (“Field Services” and, together with the Partnership, the General Partner, the Operating Company and QEP, the “QEP Entities”) and Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership (the “Offering”), and purchase by the Underwriters, of 20,000,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price to the public of $21.00 per Common Unit ($19.74 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 3,000,000 Common Units, if any, on the same terms.

The material terms of the Offering are described in the prospectus, dated August 8, 2013 (the “Prospectus”), filed by the Partnership with the United States Securities and Exchange Commission (the “Commission”) on August 9, 2013 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-188487), initially filed by the Partnership on May 9, 2013.

The Underwriting Agreement contains customary representations, warranties and agreements of the QEP Entities, and customary conditions to closing, obligations of the parties and termination provisions. The QEP Entities have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering is expected to close on August 14, 2013. The Partnership will receive net proceeds (after deducting underwriting discounts and commissions and estimated offering expenses) from the Offering of approximately $391.8 million. As described in the Prospectus, the Partnership will use the net proceeds of the sale of the Common Units to:

•

make a cash distribution to QEP of $272.2 million, a portion of which will be used to reimburse QEP for certain capital expenditures it incurred with respect to assets it contributed to the Partnership;

•	contribute $114.0 million to the Operating Company, which will use those funds to repay all $114.0 million of its outstanding debt;

•	pay revolving credit facility origination fees of $3.5 million; and

•	pay Wells Fargo Securities, LLC a structuring fee of $2.1 million.

As more fully described under the caption “Underwriting” in the Prospectus, certain of the Underwriters have in the past provided and may from time to time in the future provide commercial banking, investment banking and advisory services in the ordinary course of their business for the QEP Entities and their respective affiliates for which they have received and in the future will be entitled to receive, customary fees and reimbursement of expenses. Affiliates of each of the Underwriters are lenders under QEP’s revolving credit facility and, in that respect, may receive a portion of the net proceeds from this offering.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

QEP Midstream Partners, LP 2013 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the General Partner (the “Board”) adopted the QEP Midstream Partners, LP 2013 Long-Term Incentive Plan (the “LTIP”) for officers, directors and employees of the General Partner or its affiliates, and any consultants, affiliates of the General Partner or other individuals who perform services for the Partnership. The Partnership reserved 5,341,000 Common Units for issuance pursuant to and in accordance with the LTIP.

The LTIP provides for the grant, from time to time at the discretion of the Board, of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. The LTIP limits the number of Common Units that may be delivered pursuant to awards under the LTIP to 5,341,000 Common Units. Common units cancelled or forfeited will be available for delivery pursuant to other awards. The LTIP will be administered by the Board or a designated committee thereof.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 7.01 Regulation FD Disclosure.

On August 8, 2013, the Partnership issued a press release announcing that it had priced the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 8, 2013, among the Partnership, the General Partner, the Operating Company, QEP, Field Services and the Underwriters named therein.

10.1	QEP Midstream Partners, LP 2013 Long-Term Incentive Plan.

99.1	Press Release dated August 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP Midstream Partners, LP

	By:	QEP Midstream Partners GP, LLC,
its general partner

Dated: August 12, 2013	By:	/s/ Charles B. Stanley
	Name:	Charles B. Stanley
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 8, 2013, among the Partnership, the General Partner, the Operating Company, QEP, Field Services and the Underwriters named therein.

10.1	QEP Midstream Partners, LP 2013 Long-Term Incentive Plan.

99.1	Press Release dated August 8, 2013.